UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2022

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	001-01373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(262) 636-1200

(Former name or former address, if changed since last report.)	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	MOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230 .40 5 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2022 Annual Meeting of Shareholders held on July 21, 2022, the shareholders of Modine Manufacturing Company (the “Company”) approved the amendment and restatement of the Company’s 2020 Incentive Compensation Plan (the “Plan”).  4,437,500 shares of the Company’s common stock are available for issuance under the Plan, subject to adjustment as provided in the Plan.  A description of the Plan is included in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on June 21, 2022, under the heading “Item 2 – Approval of the Amendments to the Company’s 2020 Incentive Compensation Plan.”  The description of the Plan is qualified in its entirety by the text of the Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

Election of Directors

On July 21, 2022, the shareholders of Modine Manufacturing Company voted to elect Neil D. Brinker, Katherine C. Harper, and David J. Wilson to serve as directors until the 2025 Annual Meeting of Shareholders and until their successors are duly elected and qualified.  The results of the vote were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Neil D. Brinker	41,722,276	1,937,793	14,545	2,616,936
Katherine C. Harper	42,684,439	928,271	61,904	2,616,936
David J. Wilson	42,679,778	933,320	61,516	2,616,936

Approval of Amendments to the Company’s 2020 Incentive Compensation Plan

The shareholders approved the amendments to the Company’s 2020 Incentive Compensation Plan.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
41,283,464	2,356,998	34,152	2,616,936

Approval of Advisory Vote on Named Executive Officer Compensation (Say on Pay)

The shareholders approved the advisory vote on named executive officer compensation.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
40,457,330	3,164,720	52,564	2,616,936

Ratification of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.  The results of the vote were as follows:

For	Against	Abstain
44,806,115	1,407,267	78,168

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being furnished herewith:

10.1	Amended and Restated 2020 Incentive Compensation Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

	By:	/s/ Sylvia A. Stein
Sylvia A. Stein Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

Date: July 26, 2022